                                                                   EXHIBIT 10.15











                      SCHNITZER NORTH CREEK BUSINESS CENTER




                                      LEASE



                               DATED MAY 29, 2001

                                 BY AND BETWEEN



                             S/I NORTH CREEK I, LLC


                                       AND


                           EDEN BIOSCIENCE CORPORATION

        THIS LEASE ("LEASE") DATED AS OF THE 29TH DAY OF MAY, 2001, IS MADE BY AND BETWEEN S/I NORTH CREEK I, LLC, A WASHINGTON LIMITED LIABILITY COMPANY ("LANDLORD"), AND EDEN BIOSCIENCE CORPORATION, INC. ("TENANT").

                             ARTICLE I: DEFINITIONS

      1.01 DEFINED TERMS. The following terms shall have the meanings specified in this Section, unless otherwise specifically provided. Other terms may be defined in other parts of the Lease.


Landlord:                    S/I NORTH CREEK I, LLC
Landlord's Address:          c/o Schnitzer Northwest LLC
                             720 4th Avenue, Suite 103
                             Kirkland, Washington 98033

Tenant:                      EDEN BIOSCIENCE CORPORATION
Tenant's Address:            11816 North Creek Parkway North
                             Bothell, WA, 98011

Guarantor:                   N/A

Guarantor's Address:         N/A

Project:                     Schnitzer North Creek

Property:                    Approximately 124,978 square feet constituting the
                             real property described in Exhibit "A", and known
                             as Schnitzer North Creek Business Center ("the
                             Business Center")

Building:                    Building 5 of the above-referenced project, with a
                             rentable area of approximately 17,900 square feet
                             located on the Property.

Premises:                    Approximately 17,900 rentable square feet in the
                             Building as shown on the Floor Plan attached as Exhibit "B".

Term:                        60 months

Commencement Date:           January 1, 2002


Base Rent:                   Months       Per Square Foot      Monthly Base Rent
                             ------       ---------------      -----------------
                             1-12          *$17.04 /rsf            $25,418.00
                             13-24          $17.90 /rsf            $26,701.00
                             25-36          $18.80 /rsf            $28,043.00
                             37-48          $19.75 /rsf            $29,461.00
                             49-60          $20.75 /rsf            $30,952.00

* Based on 15,215 rsf (85%) of office space and 2,685 rsf (15%) of warehouse space.


Security Deposit:                   $ 30,000

Cleaning Deposit:                   N/A

Tenant's Share of Property:         14.32%

Surface Parking Spaces:             Fifty Seven (57) unreserved parking stalls.
                                    All stalls are in common with other Tenants
                                    and customers in the Business Center.




Leasing Agents/Brokers:             Landlord acknowledges Broderick Group, Inc. as Tenant's broker.
                                    Landlord shall not provide Broderick Group, Inc. with a real estate commission.


Exhibits:             Exhibit A:    Legal Description and Site Plan
                      Exhibit B:    Floor Plan
                      Exhibit C:    Work Letter Agreement
                      Exhibit D:    (N/A)
                      Exhibit E:    (N/A)
                      Exhibit F:    (N/A)
                      Exhibit G:    (N/A)
                      Exhibit H:    Estoppel Certificate
                      Exhibit I:    Rules and Regulations
                      Exhibit J:    Form of Letter of Credit


                  ARTICLE II: PREMISES AND COMMON AREAS LEASED

        2.01 PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the provisions of this Lease, certain premises ("Premises") to be located within that certain building ("Building") commonly known as Building 5 of the Business Center, and located on the real property ("Property") legally described in Exhibit A attached hereto and by this reference incorporated herein, which Property is a portion of the "Project" identified in Section 1.01. The location of the Property, the Building built on the Property and the location of the Premises are more particularly shown on the Property Site Plan and Floor Plan attached as Exhibit A and Exhibit B hereto, respectively. The term "Rentable Area of the Premises" as used in this Lease will be defined as the total floor area constituting the Premises as measured from the unfinished outside of the exterior Building walls to the unfinished outside of like exterior Building walls. "Rentable Area of the Premises" shall also include any mezzanine space as measured from the outside of the exterior Building walls to the like outside exterior Building walls and from the outside exterior Building walls to the termination of the mezzanine deck. The Property Site Plan for the Project attached hereto as Exhibit A is attached for location reference purposes only and shall not constitute a representation by Landlord to be the final plan of the Project or to require Landlord to build any improvements or to otherwise comply with the master plan. Tenant acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Common Areas or the Project or their suitability for the conduct of Tenant's business.

        2.02 COMMON AREAS. In addition to the Premises, Tenant shall have the non-exclusive right to use in common with other tenants and/or occupants of the Property and Project, the following areas appurtenant to the Building: parking areas and facilities, roadways, sidewalks, walkways, parkways, plazas, driveways and landscaped areas and similar areas and facilities situated within the exterior areas of the Property and Project and not otherwise designated for the exclusive or restricted use by Landlord and/or individual tenants of other buildings located within the Property and Project (collectively, "Common Areas"). Tenant acknowledges that Landlord shall have no obligation to construct or complete any additional buildings within the Project or improvements to the Common Areas other than Landlord's obligation to complete the construction of the sitework and Common Area of the Property pursuant to Article III below. Tenant's right to utilize the Common Areas shall at all times be subject to Landlord's reserved rights therein as described in Section 16.04 hereof, the Rules and Regulations referred to in Section 16.17 hereof and all covenants, conditions and restrictions ("CC&Rs") now or hereafter affecting or encumbering the Project; provided that the same do not materially and adversely affect the rights of Tenant under this Lease.


                            ARTICLE III: IMPROVEMENTS

        3.01 IMPROVEMENTS. Landlord shall provide improvements to the Premises as described in Exhibit C. Any improvements to the Premises in addition to those provided by Landlord and described in Exhibit C shall be at Tenant expense, upon written approval of the Landlord in accordance with the provisions of Article 9,
Section 9.02 regarding Alterations.

                                ARTICLE IV: TERM

        4.01 TERM. The Term shall commence on the Commencement Date set forth in Section 1.01 of this Lease and expire on December 31, 2006

        4.02 OPTION TO EXTEND. Landlord hereby grants Tenant the right to extend the term of the Lease for an additional period of three (3) years (such extended period is hereinafter referred to as the "Extended Term") on the same terms and conditions contained in the Lease, except that (i) Base Rent for the Extended Term shall be as set forth hereinbelow, and (ii) no additional options to extend shall apply following the expiration of the Extended Term. Written notice of Tenant's exercise of its option to extend ("Option to Extend") the Term of this Lease for the Extended Term must be given to Landlord no less than twelve (12) months prior to the date the Term of the Lease would otherwise expire. If Tenant is in material default beyond the applicable cure period under this Lease, Tenant shall have no right to exercise its Option to Extend the Term of this Lease pursuant to this Section 4.02 until such default is cured; provided, that the period of time within which said option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise said option because of a default. In the event Tenant validly exercises its Option to Extend the Term of this Lease as herein provided, Base Rent shall be adjusted as of the commencement date of the Extended Term as follows:

               (a) Within thirty (30) days after exercise of its Option to Extend by Tenant, Landlord shall provide Tenant with Landlord's determination of the fair market Base Rent for the Extended Term, including periodic increases as dictated by the current market ("Landlord's Determination of Base Rent for Extended Term"). Tenant shall provide notice to Landlord within ten (10) days after receipt of such notice from Landlord as to whether Tenant accepts Landlord's Determination of Base Rent for Extended Term and, at such time Tenant may notify Landlord that Tenant revokes its exercise of its Option to Extend. In the event Tenant does not agree to Landlord's Determination of Base Rent for Extended Term but does not elect to revoke the exercise of its Option to Extend pursuant to the above sentence, Landlord and Tenant shall attempt to agree upon Base Rent for the Premises for the Extended Term, such rent to be the fair market value of the Premises for the Extended Term, as defined in Subsection (c) below. If the parties are unable to agree upon the Base Rent for the Extended Term by the date three (3) months prior to the commencement of the Extended Term, then within ten (10) days thereafter each party, at its own cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years full-time commercial real estate appraisal experience in the area in which the Premises are located to appraise and set Base Rent for the Extended Term. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set Base Rent for the Extended Term. If each party shall have so appointed an appraiser, the two appraisers shall meet promptly and attempt to set the Base Rent for the Extended Term. If the two appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications herein stated within ten (10) days after the last day the two appraisers are given to set Base Rent. If the two appraisers are unable to agree on the third appraiser within such ten (10) day period, either of the parties to this Lease, by giving five (5) days notice to the other party, may apply to the director (or the equivalent) of the Seattle office of the American Arbitration Association for the selection of a third appraiser meeting the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

               (b) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set Base Rent for the Extended Term. If a majority of the appraisers is unable to set Base Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Base Rent for the Premises during the Extended Term. If, however, the low appraisal and/or the high appraisal is/are more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be Base Rent for the Premises during the Extended Term.

               (c) For purposes of the appraisal, the term "-fair market rental value-" shall mean the price that a ready and willing tenant would pay, as of the Extended Term commencement date, as rent to a ready and willing landlord of premises comparable to the Premises in the Bothell/Woodinville market, if such premises were exposed for lease on the open market for a reasonable period of time; including any rent increases and, only if the determination of rent is made within twelve (12) months of commencement of the Extended Term, taking into account, prevailing rent concessions over the Extended Term to the extent normal under then current market conditions; provided, that Base Rent for any applicable Extended Term shall not be less than the Base Rent in effect during the month immediately preceding the commencement of such Extended Term.


                                 ARTICLE V: RENT

        5.01 BASE RENT. The Base Rent ("Base Rent") shall be as set forth in
Section 1.01. The Base Rent shall be paid in advance on the first day of each and every month during the Term to Landlord at the address set forth in Section
1.01 hereof or at such other place as Landlord may direct in writing, without any prior demand therefor and without any abatement, deduction or setoff whatsoever, except as otherwise expressly provided in the Lease. If the Term commences on any day other than the first day of a calendar month and/or ends on any day other than the last day of a calendar month, Base Rent for the fraction(s) of a month at the commencement and/or upon the expiration of the Term shall be prorated based upon the actual number of days in such fractional month(s).

        5.02 ADDITIONAL RENT. In addition to Base Rent, Tenant shall pay to Landlord all sums of money or other charges required to be paid by the Tenant under this Lease (except Base Rent and the Prepaid Rent), including but not limited to Operating Expenses (as defined in Article VI hereof) (all such sums being herein deemed "Additional Rent"), and whether or not same are designated "Additional Rent", without deduction, set-off or abatement whatsoever. Any Additional Rent provided for in this Lease shall become due with the next monthly installment of Base Rent unless otherwise provided. The term "Rent" as used in this Lease shall refer collectively to "Base Rent" and "Additional Rent."

        5.03 LATE PAYMENT. If any payment of Rent is not received by Landlord within five (5) days of the due date, Tenant shall pay to Landlord a late payment charge equal to ten percent (10%) of the amount of such delinquent payment of Rent in addition to the installment of Rent then owing, regardless of whether or not a notice of default has been given by Landlord. In addition, Tenant shall pay interest on such late payment and late charge from and after the expiration of thirty (30) days following the due date of the late payment at an interest rate equal to the lesser of (a) the prevailing prime (reference) rate as published by Bank of America (or any successor bank) at its banking home office, or any successor rate of interest, plus three (3) percentage points, or
(b) the maximum rate permitted by applicable law (hereafter the "Default Rate"), until such amounts are paid. Landlord and Tenant recognize that the damages which Landlord will suffer as a result of Tenant's failure to timely pay Rent are difficult or impracticable to ascertain, and agree that said interest and late charge are a reasonable approximation of the damages which Landlord will suffer in the event of Tenant's late payment. This provision shall not relieve Tenant from payment of Rent at the time and in the manner herein specified. Acceptance by Landlord of any such interest and late charge shall not constitute a waiver of Tenant's default with respect to said overdue amount, nor shall it prevent Landlord from exercising any other rights or remedies available to Landlord.

        5.04 SECURITY DEPOSIT. . Tenant has deposited with Landlord the sum specified in Section 1.01 of this Lease. This sum shall belong to Landlord and shall constitute partial consideration for the execution of this Lease. Landlord shall pay Tenant the remaining balance thereof, without any liability for interest thereon, within thirty (30) days after the expiration or prior termination of the Lease Term, or any extension thereof, if and only if Tenant has fully performed all of its obligations under the terms of this Lease. Landlord shall be entitled to withdraw from the deposit the amount of any unpaid Base Rent, Additional Rent or other charges not paid to Landlord when due, and Tenant shall immediately re-deposit an amount to that so withdrawn within ten
(10) days of demand.




                     ARTICLE VI: ADDITIONAL RENT AND CHARGES

        6.01 OPERATING EXPENSES. In addition to Base Rent and other sums payable by Tenant under this Lease, Tenant shall pay to Landlord, as Additional Rent, Tenant's Share of the Operating Expenses (as such term is defined below).

               (a) ESTIMATED EXPENSES. Upon the Commencement of the Lease Term, and thereafter prior to the commencement of each calendar year occurring wholly or partially within the Term, Landlord shall estimate the annual Operating Expenses payable by Tenant pursuant to this provision, and Tenant shall pay to Landlord on the first day of each month in advance, one-twelfth (1/12th) of Tenant's Share of such estimated amount. In the event that during any calendar year of the Term, Landlord determines that the actual Operating Expenses for such year will exceed the estimated Operating Expenses, Landlord may revise such estimate by written notice to Tenant, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of the revised estimate, an amount equal to one monthly installment thereof plus the monthly shortfall from the new estimate over the prior estimate multiplied by the number of months expired during such calendar year. Subsequent installments shall be payable concurrently with the regular monthly Base Rent due for the balance of the calendar year and shall continue until the next calendar year's estimate is rendered. Within ninety (90) days following the end of each year, Landlord shall provide Tenant with a written statement of the actual total Operating Expenses for such year and there shall be an adjustment made to account for any difference between Tenant's Share of the actual and the estimated Operating Expenses for the previous year. If Tenant has overpaid the amount of Operating Expenses owing pursuant to this provision, Landlord shall, provided Tenant is not in monetary default hereunder, credit such overpayment to Tenant's account. If Tenant has underpaid the amount of Operating Expenses owing pursuant to this provision, Tenant shall pay the total amount of such deficiency to Landlord as Additional Rent with the next payment of Base Rent due under this Lease following delivery of written notice of said deficiency from Landlord to Tenant. Landlord shall keep its books of account and records concerning Operating Expenses in compliance with generally accepted accounting principles and retain the same for two (2) years after the calendar year for which they were prepared. Unless Tenant objects in writing regarding specific discrepancies in the Operating Expense calculations for any calendar year within six (6) months after receipt of Landlord's final calculations for such calendar year, Tenant shall be deemed to have approved the same and to have waived the right to object to such calculations.

               (b)    DEFINED TERMS.

                      (i) OPERATING EXPENSES INCLUSIONS. For purposes of this Lease, "Operating Expenses" means an amount equivalent to the total of all expenses and costs incurred in connection with the ownership, operation, management, maintenance and repair of the Building, the Property, and the Common Areas, including, without limitation:

                              A. The costs of operating, maintaining, repairing
and replacing the Common Areas, the Building and the Premises, including but not limited to: gardening and landscaping; painting; lighting; sanitary control; personal property taxes; public liability insurance and property damage insurance; utilities for Common Areas; licenses and fees for Common Area facilities; sweeping; removal of snow and ice, trash, rubbish, garbage and other refuse; repairing, restriping and resurfacing of the parking area; and maintenance of and property taxes on personal property, machinery and equipment used in Common Area maintenance.

                              B. All costs, fees and charges paid to the Owners'
Association for the Common Areas of the Project.

                              C. All Real Property Taxes (as defined below)
assessed against the Project or Property, as applicable, including land, Building and improvements thereon or thereto.

                              D. All premiums for fire, extended coverage and
other insurance the Landlord reasonably deems necessary and keeps in force on or with respect to the Project, Property or Building of which the Premises are a part and commercially reasonable deductibles payable in connection therewith.

                              E. The cost of operating, maintaining, repairing
and replacing any electrical, mechanical, automatic fire sprinkler and other utilities systems serving the Premises which serve the Premises in common with the entire Building.

                              F. The cost of maintenance and repair of the roof,
exterior walls, membrane, foundation, and other exterior portions of the Building.

                              G. A management fee, not to exceed current market
rates for similar management services.

                              H. Costs of replacements and capital improvements
made or installed for purposes of saving labor or otherwise reducing applicable operating costs or as may be required by governmental entities for energy conservation, life safety or other purposes, or capital improvements or replacement of any building equipment or component needed to operate the Building or the Common Areas at the same quality levels as prior to the replacement, amortized over their useful life, together with interest at the rate of eleven percent (11%) per year on the unamortized balance in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.

                              I. Any other costs levied, assessed or imposed by
or at the direction of, or resulting from statutes or regulations or interpretations thereof promulgated by any federal or governmental authority in connection with the use or occupancy of the Project.

                              J. Assessments made on or with respect to the
Property made pursuant to the CC&Rs affecting the Property.

                              K. Compensation of employees and contractors
engaged in the operation, management and maintenance of the Property and this Building; employer's Social Security taxes, unemployment taxes or insurance and any other taxes which may be levied against Landlord on those wages and salaries; and the cost to Landlord of disability and hospitalization insurance and pension or retirement benefits for these employees.

                              L. Costs of operation of management office at the
Project, including rent and onsite and common area expenses.

                              M. Cost of replacing nonspecialty lamps, bulbs,
starters and ballasts used in the Building or Premises, other than those for which the cost is billed directly to a tenant.

                              N. Reasonable reserves for necessary replacements
and unanticipated Operating Expenses.

                              O. Assessments and allocations of costs to operate
the Common Areas of the Property.

                              P. Cost of all accounting and other professional
fees incurred in connection with the operation of the Property and the Building.

                      (ii) OPERATING EXPENSE EXCLUSIONS. Notwithstanding the foregoing, Operating Expenses to be reimbursed by Tenant shall not include:

                              A. Expenses which are separately metered or
calculated for the Premises or other leased area of the Building, which expenses shall be billed separately to Tenant or such other tenant, as applicable.

                              B. Costs incurred in connection with the initial
construction or design of the Building or to correct defects in the original construction or design of the Building.

                              C. Costs incurred because of Landlord's negligence
or breach of any legal obligation (including any obligation of Landlord under any lease of space in the Building), or the breach of any legal obligation by any other tenant in the Building.

                              D. Amounts paid which are materially in excess of
the fair market value of services or materials provided in exchange therefor.

                              E. Depreciation.

                              F. Costs incurred in advertising or promoting the
Building for any purpose, including (without limitation) sale or lease of the Building.

                              G. Costs, fines or penalties incurred due to
violation by Landlord of any applicable law.

                              H. Wages, salaries or other compensation or costs
incurred with respect to any managerial or executive employees or agents of Landlord in positions higher than asset manager for the purpose of managing Landlord's interest in the Building.

                              I. Expenses incurred by Landlord in respect of
individual tenants and/or the improvement or renovation of tenants' leasehold improvements, including leasing commissions, attorneys' fees arising from lease negotiations, lease disputes and other specific costs incurred for the account of, separately billed to and paid by specific tenants.

                              J. Repairs or replacements to the extent that the
cost of the same is recoverable by the Landlord pursuant to original construction warranties.

                              K. Interest on debt or capital retirement of debt,
and costs of capital improvements except as expressly provided above.

                              L. Legal fees and disbursements relating to legal
matters other than such fees and costs directly relating to Operating Expense issues in connection with the Building, Premises and/or Common Areas.

Additional Rent payable by Tenant which would not otherwise be due until after the date of the expiration or earlier termination of the Lease shall, if the exact amount is uncertain at the time this Lease expires or terminates, be paid by Tenant to Landlord upon such expiration or termination in an amount to be determined by Landlord, with an adjustment to be made once the exact amount is known.

                        (iii) TENANT'S SHARE. For purposes of this Lease, "Tenant's Share" means the percentage, as set forth in Section 1.01, obtained by dividing the Rentable Area of the Premises by the aggregate Rentable Area of all premises available for lease, whether leased or not, in the Property, subject to adjustment in the event of changes in rentable area of the Property and/or Premises.

                        (iv) REAL PROPERTY TAXES. For purposes of this Lease, "Real Property Taxes" shall consist of all transit charges, housing fund assessments, real estate taxes and all other taxes relating to the Building, Property and/or the Project, as applicable, all other taxes which may be levied in lieu of real estate taxes, all assessments, assessment bonds, levies, fees and other governmental charges, including, but not limited to, charges for traffic facilities and improvements, water service studies, and improvements or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits, or any other purpose, which are assessed, levied, confirmed, imposed or become a lien upon the Building or the Property or become payable during the Term (or which become payable after the expiration or earlier termination hereof and are attributable in whole or in part to any period during the Term hereof), together with all costs and expenses reasonably incurred by Landlord in contesting, resisting or appealing any such taxes, rates, duties, levies or assessments. "Real Property Taxes" shall exclude any franchise, estate, inheritance or succession transfer tax of Landlord, or any federal or state income, profits or revenue tax or charge upon the net income of Landlord from all sources; provided, however, that if at any time during the Term there is levied or assessed against Landlord a federal, state or local tax or excise tax on rent, or any other tax however described on account of rent or gross receipts or any portion thereof, Tenant shall pay one hundred percent (100%) of the Tenant's Share of any said tax or excise applicable to Tenant's Rent as Additional Rent. Landlord shall provide Tenant with a copy of Landlord's tax statement for each year and the computation used to determine Tenant's Share of the same.

        6.02 TENANT'S PERSONAL PROPERTY TAXES. Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other real or personal property placed or installed in and upon the Premises by Tenant. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such real or personal property or trade fixtures of Tenant, and if Landlord pays the taxes based upon such increased assessment, Tenant shall, upon demand, repay to Landlord the taxes so levied or the portion of such taxes resulting from such increase in the assessment.


                             ARTICLE VII: INSURANCE

        7.01 LANDLORD'S INSURANCE. During the Term, Landlord shall procure and maintain in full force and effect with respect to the Building, a policy or policies of all-risk insurance (including sprinkler leakage, vandalism and malicious mischief coverage, and any other endorsements required by the holder of any fee or leasehold mortgage). If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operations results in increased exposure, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increased amount. Landlord shall have the right, at its option, to keep and maintain in full force and effect during the Term such other insurance in such amounts and on such terms as Landlord and/or any first mortgagees or the beneficiary of any first trust deed against the Building, the Property and/or the Project may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent Landlord of a similar project in the same geographical area as the Project would protect itself, including but not limited to rental abatement, earthquake and flood insurance. All of the premiums for such additional insurance shall be paid as an Operating Expense pursuant to Article VI above.

        7.02 PUBLIC LIABILITY. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises by Tenant, a policy or policies of commercial liability insurance, written by a reputable insurance company authorized to do business in the State of Washington in form and content acceptable to Landlord insuring Tenant's activities with respect to the Premises, the Common Areas and the Project for loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises in an amount of not less than Two Million Dollars ($2,000,000) combined single limit. The policy shall insure the hazards of the Premises and Tenant's operations therein, shall include independent contractor and contractual liability coverage (covering the indemnity contained in Section 7.08 hereof) and shall (a) name Landlord, its property manager and its mortgagees as additional insureds; (b) contain a cross-liability provision and; (c) contain a provision that the insurance provided hereunder shall be primary and non-contributing with any other insurance available to Landlord.

        7.03 TENANT'S PROPERTY AND OTHER INSURANCE. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises, a policy or policies of standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("all risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Premises, including without limitation, furniture, fittings, installations, fixtures (other than the improvements installed by Landlord), and any other personal property, in the amount of not less than one hundred percent (100%) of the full replacement costs thereof. This insurance policy shall also insure direct or indirect loss of Tenant's earning attributable to Tenant's inability to use fully or obtain access to the Premises.

        7.04 FORM OF INSURANCE/CERTIFICATES. All policies pursuant to Sections 7.01, 7.02 and 7.03 shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies licensed in the state in which the Building is located and holding a General Policy Holder's Rating of "A" and a financial rating of "X" or better, as set forth in the most current issues of Best's Insurance Guide. Tenant shall furnish to Landlord, prior to Tenant's entry into the Premises and thereafter within ten (10) days following the expiration of each such policy, a certificate of insurance (or renewal thereof) issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto. Said certificates shall expressly provide that such policies shall not be cancelable or subject to reduction of coverage below the minimum amounts required by this Lease or required by any lender having an interest in the Building or otherwise be subject to modification except after thirty (30) days prior written notice to the parties named as insured in this Section 7.04.

        7.05 TENANT'S FAILURE. If Tenant fails to maintain any insurance required in the Lease, Tenant shall be liable for any loss or cost resulting from said failure, and Landlord shall have the right to obtain such insurance on the Tenant's behalf and at Tenant's sole expense. This Section 7.05 shall not be deemed to be a waiver of any of Landlord's rights and remedies under any other section of this Lease. If Landlord obtains any insurance which is the responsibility of Tenant to obtain under this Article VII, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant shall promptly remit said amount as Additional Rent to Landlord.

        7.06 WAIVER OF SUBROGATION. Landlord and Tenant release each other, and their respective directors, officers, partners, employees and agents, from and waive their entire claim of recovery for, any claims for damage to the Premises and the Building and to Tenant's improvements, alterations, furniture, fixtures, equipment and personal property that are caused by or result from fire, lightening or any other perils normally included in a "Special Causes of Loss" property insurance policy whether or not such loss or damage is due to the negligence of Landlord, its directors, officers, partners, employees or agents, or of Tenant, or its directors, officers, partners, employees or agents. Landlord and Tenant shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by such insurance policy.

        7.07 TENANT'S PROPERTIES AND FIXTURES. Tenant assumes the risk of damage to any furniture, equipment, machinery, goods, supplies or fixtures which are or remain the property of Tenant or as to which Tenant retains the right of removal from the Premises, except to the extent due to the negligent act or omission of Landlord. Tenant shall not do or keep anything in or about the Premises (except those things Tenant presently does and keeps in connection with the uses set forth in Section 10.01) which will in any way tend to increase insurance rates paid by Landlord and maintained with respect to the Premises and/or the Project unless Tenant pays directly to Landlord the increase cost of the premiums. In no event shall Tenant carry on any activities that would invalidate any insurance coverage maintained by Landlord. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried by Landlord with respect to the Building and/or the Project, Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant's use of the Building, a schedule issued by the organization computing the insurance rate on the Building and/or the Project showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance underwriters and/or any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended insurance for the Building and/or the Project.

        7.08   INDEMNIFICATION.

               (a) (i) Tenant, as a material part of the consideration to be rendered to Landlord, and subject to subsection (b) below, hereby indemnifies and agrees to defend and hold Landlord, audit members, partners, agents, employees, the Premises and the Project harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims, judgments or appeals arising from any injury to any person or persons or any damage to any property as a result Tenant's or Tenants' officers, employees, agents, assignees, subtenants, concessionaires, licensees, contractors or invitees' use, maintenance, occupation, operation or control of the Premises during the Term, or resulting from any breach or default in the performance of any obligation to be performed by Tenant hereunder or for which Tenant is responsible under the terms of the Lease or pursuant to any governmental or insurance requirement, or arising from any act, neglect, fault or omission of Tenant or any of Tenant's officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees, and (ii) from and against all legal costs and charges, including attorneys' and other professional fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging the Property and/or Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Tenant, except and to the extent as may arise out of the negligence or willful misconduct of Landlord and/or its agents, employees or contractors.

                        (ii) Landlord, as a material part of the consideration to be rendered to Tenant, and subject to subsection (b) below, hereby indemnifies and agrees to defend and hold Tenant and the Premises harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims, judgments or appeals arising from any injury to any person or persons or any damage to any property as a result Landlord's or Landlord's' officers, employees, agents, assignees, subtenants, concessionaires, licensees, contractors or invitees' use, maintenance, occupation, operation or control of the Building, Common Areas or Project during the Term, or resulting from any breach or default in the performance of any obligation to be performed by Landlord hereunder or for which Landlord is responsible under the terms of the Lease or pursuant to any governmental or insurance requirement, or arising from any act, neglect, fault or omission of Landlord or any of Landlord's officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees, and (ii) from and against all legal costs and charges, including attorneys' and other professional fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging Tenant and/or Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Landlord, except and to the extent as may arise out of the negligence or willful misconduct of Tenant and/or its agents or employees.

               (b) Notwithstanding Section 7.08(a) above, in the event of the concurrent negligence of Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees on the one hand, and that of Landlord, its agents, employees or contractors on the other hand, which concurrent negligence results in injury, damage or loss to any persons or property occurring in, on or about the Premises, Common Areas or Project, either party's obligation to indemnify the other party as set forth in Section 7.08(a) shall be limited to the extent of the negligence of the indemnifying party, or its representatives as listed above, including the indemnifying party's proportional share of costs and attorneys' fees incurred in connection with any claims, actions or proceedings brought with respect to such injury, damage or loss. LANDLORD AND TENANT HEREBY WAIVE AND AGREE THAT IT WILL NOT ASSERT ITS INDUSTRIAL INSURANCE IMMUNITY UNDER TITLE 51 RCW IF SUCH ASSERTION WOULD BE INCONSISTENT WITH THE RIGHT OF THE OTHER PARTY TO INDEMNIFICATION PURSUANT TO THIS SECTION 7.08. THE PARTIES AGREE THAT THIS PROVISION WAS MUTUALLY NEGOTIATED.

               (c) In no event shall Landlord, its agents, employees and/or contractors be liable for any personal injury or death or property damage caused by other lessees or persons in or about the Premises or the Property, or caused by public or quasi-public work, or for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant, except to the extent any such injury or damage is due to the negligent act or omission of Landlord.

        7.09 DAMAGE TO TENANT'S PROPERTY. Notwithstanding the provisions of
Section 7.08 to the contrary, except to the extent due to the negligent act or omission of Landlord, Landlord, its agents, employees and/or contractors shall not be liable for (i) any damage to property entrusted to employees or security officers of the Building or the Property, (ii) loss or damage to any property by theft or otherwise, or (iii) any injury or damage to persons or property resulting from fire, explosion, falling substances or materials, steam, gas, electricity, water or rain which may leak from any part of the Building, the Common Areas or the Property or from the pipes, appliances or plumbing work therein or from the roof, street, or subsurface or from any other place or resulting from dampness or any other cause, except to the extent Landlord receives consideration for such damage or injury from a third party. Neither Landlord nor its agents shall be liable for interference with light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case Tenant is or becomes aware of fire or accidents in the Building, the Common Areas or any other portion of the Project or of defects therein in the fixtures or equipment.


                      ARTICLE VIII: REPAIRS AND MAINTENANCE

        8.01 LANDLORD REPAIRS AND MAINTENANCE. Subject to Landlord's right to reimbursement from Tenant pursuant to Section 6.01 hereof, to the extent applicable, Landlord shall at its expense maintain in good condition and repair the structural portions of the Building including without limitation the foundation, roof and membrane and shall maintain in good condition the exterior of the Building, utilities to their point of connection to the Premises and the Common Areas of the Property. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Except as set forth in Article XI hereof, there shall be no abatement of Rent and, except for the negligence or willful misconduct of Landlord or its employees, no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvement in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein; provided, that Landlord, its employees, agents and contractors use reasonable efforts not to unreasonably interfere with Tenant's business in exercise of Landlord's rights or obligations hereunder. Except as may otherwise be expressly set forth herein, Tenant affirms that (a) neither Landlord nor any agent, employee or officer of Landlord has made any representation regarding the condition of the Premises, the Building, the Common Areas or the Project, and (b) Landlord shall not be obligated to undertake any repair, alteration, remodel, improvement, painting or decorating. In the event Landlord fails to make any such repairs or otherwise meet its obligations under this Section, Tenant may, upon not less than fifteen (15) days' notice to Landlord, perform such task or repair and Landlord shall promptly reimburse Tenant for the reasonable cost of the same upon demand; provided, that in no event shall Tenant take any such action on behalf of Landlord with respect to any repairs which may affect occupancy or quiet enjoyment of other tenants of the Building.

        8.02 UTILITIES AND SERVICES. Subject to reimbursement pursuant to
Section 6.01 above, Landlord shall furnish or cause to be furnished to the Premises lines for water, electricity, sewage, telephone and gas. Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, gas, heat, electricity, power, telephone service, sewer service charges and other utilities or services charged or attributable to the Premises; provided, however, that if any such services or utilities shall be billed to Landlord and are not separately billed to the Premises, Tenant shall pay to Landlord as Additional Rent, an amount equal to that proportion of the total charges therefor which the Rentable Area of the Premises bears to the rentable area of leased area covered by such charges; provided, further that the cost of any such charges not paid directly by Tenant to the utility companies shall not exceed the cost of such service were Tenant to purchase them directly from the appropriate utility companies.

        8.03 TENANT REPAIRS AND MAINTENANCE. Except as otherwise set forth in Sections 8.01 and 8.02 above, Tenant shall, at Tenant's sole cost and expense, keep and maintain the entire Premises, including but not by way of limitation, all interior walls, doors, windows and storefronts, ceiling, fixtures, furnishings, drapes, specialty lamps, light bulbs, starters and ballasts, subfloors, carpets and floor coverings, elevators and heating, ventilation, air-conditioning and other utility and mechanical systems within the Premises to the extent serving the Premises exclusively, in good repair and in a clean and safe condition. Upon expiration of the Term, Tenant shall surrender the Premises to Landlord in the same condition as when leased, reasonable wear and tear, damage by fire or other casualty not required to be repaired pursuant to this Lease, and the effect of taking by condemnation.

        8.04 NON-LIABILITY OF LANDLORD. Notwithstanding anything to the contrary contained in Sections 8.01 or 8.02 above or elsewhere in this Lease, Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent herein reserved be abated or rebated by reason of (a) the interruption or curtailment of the use of the Premises as a result of the installation of any equipment in connection with the Premises; or (b) any failure to furnish or delay in furnishing any services required to be provided by Landlord, unless and to the extent such failure or delay is caused by accident or any condition created by Landlord's active negligence or by Landlord's failure to respond within a reasonable period of time to any written request for service or repair for which Landlord is obligated under this Lease; or (c) the limitation, curtailment, rationing or restriction of the use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services so as to minimize any interference with the use of the Premises by Tenant.

        8.05 INSPECTION OF PREMISES. Landlord, at reasonable times and, except for emergencies, upon a minimum of 24 hours' notice, may enter the Premises to complete construction undertaken by Landlord on the Premises, to inspect, clean, improve or repair the same, to inspect the performance by Tenant of the terms and conditions hereof, show the Premises to prospective purchasers, tenants and lenders and for all other purposes as Landlord shall reasonably deem necessary or appropriate; provided, that Landlord shall use reasonable efforts not to interfere with Tenant's business in exercise of Landlord's rights hereunder. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss in, upon or about the Premises, arising from exercise by Landlord of its rights hereunder except as otherwise provided in
Article XI hereof.

             ARTICLE IX: FIXTURES, PERSONAL PROPERTY AND ALTERATIONS

        9.01 FIXTURES AND PERSONAL PROPERTY. Tenant, at Tenant's expense, may install any necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without damage to the structure of the Premises. Landlord reserves the right to approve or disapprove of any interior improvements which are visible from outside the Premises, or which violate the CC&R's on wholly aesthetic grounds. Such improvements must be submitted for Landlord's written approval prior to installation, or Landlord may remove or replace such items at Tenant's sole expense. Said trade fixtures, equipment and furniture shall remain Tenant's property and shall be maintained in good condition while on the Premises and removed by Tenant upon the expiration or earlier termination of the Lease. As a covenant that shall survive the expiration or earlier termination of the Lease, Tenant shall repair, at Tenant's sole expense, all damage caused by the installation or removal of said trade fixtures, equipment, furniture or temporary improvements. If Tenant fails to remove the foregoing items prior to or upon the expiration or earlier termination of this Lease, Landlord, at its option and without liability to Tenant for loss thereof, may keep and use them or remove any or all of them and cause them to be stored or sold in accordance with applicable law, and Tenant shall, upon demand of Landlord, pay to Landlord as Additional Rent hereunder all costs and expenses incurred by Landlord in so storing and/or selling said items. In the event any such fixtures, equipment, and/or furniture of Tenant are sold by Landlord, the proceeds of such sale shall be applied, first, to all expenses of Landlord incurred in connection with storage and sale; second, to any amounts owed by Tenant to Landlord under this Lease or otherwise, and, third, the remainder, if any, shall be paid to Tenant.

        9.02 ALTERATIONS. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises, or alterations, either at the inception of the Lease or subsequently during the Term, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall deliver to Landlord the contractor's name, references and state license number, and a certificate of insurance naming Landlord and Project as additional insureds, as well as full and complete plans and specifications of all such alterations, additions or improvements, and any subsequent modifications or additions to such plans and specifications, and no proposed work shall be commenced or continued by Tenant until Landlord has received and given its written approval of each of the foregoing. Landlord shall either approve or disapprove any proposed alteration, addition or improvement on or before thirty (30) days following receipt of all of the foregoing items. Landlord does not expressly or implicitly covenant or warrant that any plans or specifications submitted by Tenant are accurate, safe or sufficient or that the same comply with any applicable laws, ordinances, building codes, or the like. Further, Tenant shall indemnify and hold Landlord and the Building harmless from any loss, cost or expense, including attorneys' fees and costs, incurred by Landlord as a result of any defects in design, materials or workmanship resulting from Tenant's alterations, additions or improvements to the Premises. All alterations, additions or improvements shall remain the property of Tenant until termination of the Lease, at which time they shall, unless otherwise elected by Landlord, by written notice to Tenant, be and become the property of Landlord. All manufacturing and processing equipment installed by Tenant shall remain the property of Tenant, and shall be removed at the end of the Term. Landlord may, as a condition to approval of any such alterations, additions or improvements, require Tenant to remove any partitions, counters, railings and/or other improvements installed by Tenant during the Term, and Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal. All repairs, alterations, additions and restorations by Tenant hereinafter required or permitted shall be done in a good and workmanlike manner and in compliance with all applicable laws and ordinances, building codes, by-laws, regulations and orders of any federal, state, county, municipal or other public authority and of the insurers of the Premises. If required by Landlord, Tenant shall secure at Tenant's own cost and expense a completion and lien indemnity bond or other adequate security, including without limitation an indemnity agreement from Tenant's parent in form and substance reasonably satisfactory to Landlord. Tenant shall reimburse Landlord for Landlord's reasonable charges (including any professional fees incurred by Landlord and a reasonable administrative fee as established by Landlord from time to time) for reviewing and approving or disapproving plans and specifications for any proposed alterations.

        9.03 LIENS. Tenant shall promptly file and/or record, as applicable, all notices of completion provided for by law, and shall pay and discharge all claims for work or labor done, supplies furnished or services rendered at the request of Tenant or at the request of Landlord on behalf of Tenant, and shall keep the Premises and Property free and clear of all mechanics' and materialmen's liens in connection therewith. Landlord shall have the right, and shall be given ten (10) business days written notice by Tenant prior to commencement of the work, to post or keep posted on the Premises, or in the immediate vicinity thereof, any notices of non-responsibility for any construction, alteration, or repair of the Premises by Tenant. If any such lien is filed, Tenant shall cause same to be discharged of record within ten (10) days following written notice thereof, or if Tenant disputes the correctness or validity of any claim of lien, Landlord may in its reasonable discretion permit Tenant to post or provide security in a form and amount acceptable to Landlord to insure that title to the Property remains free from the lien claimed. If said lien is not timely discharged Landlord may, but shall not be required to, take such action or pay such amount as may be necessary to remove such lien and Tenant shall pay to Landlord as Additional Rent any such amounts expended by Landlord, together with interest thereon at the Default Rate (as defined in Section 5.03 hereof), within five (5) days after notice is received from Landlord of the amount expended by Landlord.


                     ARTICLE X: USE AND COMPLIANCE WITH LAWS

        10.01 GENERAL USE AND COMPLIANCE WITH LAWS. Tenant shall only use the Premises for warehousing, wholesale distribution, offices, packaging, light assembly, manufacturing and related uses, and all other legal uses reasonably ancillary thereto and for no other use, including, but not limited to, retail sales and installation, without the prior written the consent of Landlord. Tenant shall, at Tenant's sole cost and expense, comply with all requirements of municipal, county, state, federal and other applicable governmental authorities now or hereafter in force pertaining to Tenant's business operations, alterations and/or specific use of the Premises and/or the Project, and shall secure any necessary permits therefore and shall faithfully observe in the use of the Premises and the Project, all municipal, county, state, federal and other applicable governmental entities' requirements which are now or which may hereafter be in force. Tenant, in Tenant's use and occupancy of the Premises, shall not subject or permit the Premises and/or the Project to be used in any manner which would tend to damage any portion thereof, or which would increase the cost of any insurance paid by Landlord with respect thereto. Tenant shall not do or permit anything to be done in or about the Premises, the Common Areas and/or the Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Common Areas and/or the Project or use or allow the Premises or any portion of the Project to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit a nuisance in, on or about the Premises, the Common Areas and/or the Project. Such objectionable purpose shall include the preparation and distribution in any manner of pornographic material that in the sole view of the Landlord adversely affects the professional environment of the Building and the Project. Tenant shall comply with all covenants and obligations in the CC&R's which affect the use and operation of the Premises, the Common Areas and/or the Project.

        10.02 HAZARDOUS MATERIALS. Tenant shall not cause or permit any Hazardous Materials (as defined hereinbelow) to be brought upon, kept or used in or about the Building, the Property, the Common Areas and/or the Project by Tenant, its agents, employees, contractors, licensees or invitees, except such Hazardous Materials that are typical in Tenant's business and that are at all times, used, kept and stored in the manner that complies with all laws, rules, regulations and ordinances now or hereafter regulating any such Hazardous Materials. If Tenant breaches the covenants and obligations set forth herein or, if the presence of Hazardous Materials on, in or about the Building, the Property or the Common Areas caused by Tenant, its agents, employees, contractors, licensees or invitees results in contamination of all or any portion of the Project or any other property, whether or not adjacent thereto, then Tenant shall indemnify, defend and hold Landlord free and harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification by Tenant of Landlord shall include, without limitation, any and all costs incurred with any investigation of site conditions and any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of such Hazardous Materials caused by Tenant, its agents, employees, contractor, licensees and/or invitees in, on or about the Building, the Common Areas or the soil or ground water on or under the Property. The provisions of this Section 10.02 shall survive the expiration or earlier termination of this Lease. For purposes of the Lease, the term "Hazardous Materials" shall mean the following: (a) those substances included within the definitions of "hazardous substances," "pollutant," or "contaminant" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq. as heretofore or hereafter amended, the regulations promulgated pursuant to such Act and state laws and regulations similar to or promulgated pursuant to such Act; (b) any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) flammable explosive, or
(iv) radioactive; and (c) such other substances, materials and wastes which are or become regulated as hazardous or toxic under federal, state or local law. Likewise, Landlord shall indemnify, defend and hold Tenant free and harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of contamination existing upon commencement of the Lease Term by no fault of Tenant, or as otherwise results directly from Landlord's acts or omissions.

        10.03 SIGNS. Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering, or direction on any part of the outside of the Building or the Project or visible from the outside of the Premises, the Building or the Project, except as first approved by Landlord or as may be set forth in the Plans.


                       ARTICLE XI: DAMAGE AND DESTRUCTION

        11.01 RECONSTRUCTION. If more than 10% of the Building or more than 50% of the Premises is damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild it to substantially the condition in which it existed immediately prior to such damage or destruction. If Landlord is obligated or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration of only those portions of the Premises which were initially provided at Landlord's expense or as part of the original installation by Landlord for Tenant and the repair and/or restoration of other items within the Premises shall be the obligation of the Tenant.

        11.02 RENT ABATEMENT. Rent due and payable hereunder shall be abated proportionately during any period in which, by reason of any such damage or destruction, there is substantial interference with the operation of Tenant's business in the Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with a substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do. If it be determined that continuation of business is not practical pending reconstruction, and if Landlord does not elect to or is unable to provide alternative temporary space acceptable to Tenant for continuation of such business, then Rent due and payable hereunder shall abate, until reconstruction is substantially completed or until business resumes, whichever is the earlier. Tenant shall not be entitled to any claim, compensation or damages for loss in the use in the whole or any part of the Premises (including loss of business) and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

        11.03 EXCESSIVE DAMAGE OR DESTRUCTION. If the Building or the Premises is damaged or destroyed to the extent that it cannot, with reasonable diligence, be fully repaired or restored by Landlord within the earlier of (i) one hundred twenty (120) days after the date of the damage or destruction, or (ii) the expiration of the Term hereof, either Landlord or Tenant may terminate this Lease by written notice to the other within thirty (30) days of the date of the damage or destruction. If neither party terminates the Lease pursuant to the above Section, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible. If Landlord is delayed or prevented from repairing and/or restoring the damage to the Building within two hundred forty (240) days after the occurrence of such damage or destruction, Landlord or Tenant may at any time thereafter (but prior to the substantial completion of said repair and/or restoration by Landlord) terminate this Lease by ten (10) days prior written notice to the other, whereupon Landlord and Tenant shall (except as otherwise expressly provided in this Lease) be released from any further obligations under this Lease.

        11.04 UNINSURED CASUALTY. Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the Building, which damage or destruction is not fully covered by the insurance proceeds received by Landlord under the insurance policies required under
Article 7.01 hereinabove, Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of notice to Landlord that said damage or destruction is not so covered. If Landlord does not elect to terminate this Lease, the Lease shall remain in full force and effect and the Building shall be repaired and rebuilt in accordance with the provisions for repair set forth in Section 11.01 hereinabove.

        11.05 WAIVER. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article 11, and to the extent permitted by law, Tenant hereby waives any rights to terminate this Lease pursuant to rights otherwise accorded by law to tenants, except as expressly otherwise provided herein.

        11.06 MORTGAGEE'S RIGHT. Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Property, the Building and/or the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made. Upon any termination of this Lease under the provisions hereof, the parties shall be released without further obligation to the other from date possession of the Premises is surrendered to Landlord, except for items which are theretofore accrued and are then unpaid.

        11.07 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary contained in this Article XI, in the event the Premises or the Building are subject to excessive damage (as defined in Section 11.03) during the last twenty four (24) months of the Term, Landlord may elect to terminate this Lease by written notice to Tenant within sixty (60) days after the date of such damage.


                           ARTICLE XII: EMINENT DOMAIN

        12.01 EMINENT DOMAIN. In the event the whole of the Premises, Building or Property, or such part thereof as shall substantially interfere with Tenant's use and occupation thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or is sold in lieu of or to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Except as provided below, Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant in the Premises. Nothing contained in this Section 12.01 shall be deemed to give Landlord any interest in any separate award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for Tenant's moving expenses. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall promptly proceed to restore the Building to substantially their same condition prior to such partial taking less the portion thereof lost in such condemnation, and the Base Rent shall be proportionately reduced by the time during which, and the portion of the Premises which, Tenant shall have been deprived of possession on account of said taking and restoration.


                              ARTICLE XIII: DEFAULT

        13.01 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" on the part of the Tenant with or without notice from Landlord:

               (a) Tenant shall fail to pay any installment of Rent or other payment required pursuant to this Lease within three (3) business days after Landlord gives Tenant notice that such payment is due and unpaid;

               (b) Tenant shall abandon the Premises, whether or not Tenant is in default of the Rent payments due under this Lease;

               (c) Tenant shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of Rent or other sums of money due hereunder, and such failure is not cured within fifteen (15) days after written notice thereof to Tenant (said notice being in lieu of, and not in addition to, any notice required as a prerequisite to an unlawful detainer or similar action for possession of the Premises); provided that if the nature of such cure is such that a longer cure period is necessary, Tenant shall only be in default if Tenant shall have failed to commence such cure within said fifteen
(15) day period and thereafter to have diligently prosecuted such cure to completion; which completion shall occur not later than sixty (60) days from the date of such notice from Landlord. Not withstanding the foregoing, the Landlord shall have the right to specify a shorter cure period in its notice to Tenant where Landlord, within the exercise of its good faith business judgement, determines that the Tenant's failure to observe or perform any of it's covenants or provisions of this Lease and/or Building and Parking Rules and Regulations, will damage the Project, Building, Common Areas, Premises or any Building System, or will create a situation.

               (d) Tenant shall file a petition or be adjudged a debtor or bankrupt or insolvent under the United States Bankruptcy Code, as amended, or any similar law or statute of the United States or any State; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such appointment or petition, if involuntary, is not dismissed within sixty (60) days of filing; or

               (e) Tenant shall make an assignment for the benefit of creditors.

        13.02  REMEDIES.

               (a) Upon the occurrence of any Event of Default set forth in this Lease, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant: (i) any unpaid rent which as been earned at the time of such termination plus interest at the rates contemplated by this Lease; plus (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided plus interest at the rates contemplated by this Lease; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) the unamortized balance of the value of any free Rent provided pursuant to Section 1.01 above at the monthly Base Rent rate for the fourth month of the Lease Term as amortized over the initial Term of this Lease; plus (v) any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform Tenant's obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, costs to reimprove the Premises, or portions thereof, for a new tenant and leasing commissions. As used in Subsections 13.02(a) (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant will incur a charge of $75.00 for any demand of rent or notice to pay or vacate.

               (b) In the event of any such default by Tenant, Landlord shall also have the right with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 13.02(b) shall be construed as an acceptance of a surrender of the Premises or an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

               (c) In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for the Term of this Lease on terms and conditions as Landlord at its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

               In the event that Landlord shall elect to so relet, the rents received by Landlord from such reletting shall be applied: first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second to the payment of any costs of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residual, if any, shall be held by Landlord and applied to payment of future Rent as the same shall become due and payable hereunder. Should that portion of such rents received from such reletting during the month which is applied to the payment of Rent be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay any such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as is certain, any of the costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rents received from such reletting.

               (d) In the event that during the term of this Lease, Tenant commits more than two (2) acts or omissions of default for which default notices are given by Landlord pursuant to this section 13 (whether or not such defaults are cured by Tenant) Landlord may at its option, elect to terminate this Lease notwithstanding the Lease term provided in Section 4 above. Landlord's election to exercise its early termination rights shall be effective only upon written notice delivered to Tenant specifying Landlord's election to cause an early termination of this Lease. Such early termination shall be in effect when such written notice is provided to Tenant. Landlord's right of early termination shall be in addition to all other rights and remedies available to Landlord at law or in equity.

               (e) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

        13.03 LANDLORD'S DEFAULT. Landlord shall not be in default unless Landlord fails to perform its obligations under this Lease within thirty (30) days after written notice by Tenant, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Landlord shall not be in default unless Landlord has failed to commence the cure and diligently pursue the cure to completion. In no event shall Tenant have the remedy to terminate this Lease except upon final adjudication of competent jurisdiction authorizing such default.


                     ARTICLE XIV: ASSIGNMENT AND SUBLETTING

        14.01 PROHIBITION. Tenant shall not assign, mortgage, pledge or otherwise transfer or encumber this Lease, in whole or in part, nor sublet, assign, or permit occupancy by any party other than Tenant of all or any part of the Premises, without the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld or delayed; provided, that nothing herein shall be deemed to prohibit occupancy (without any assignment or subletting) of portions of the Premises by Tenant's affiliates. Tenant shall at the time the Tenant requests the consent of Landlord, deliver to Landlord such information in writing as Landlord may reasonably require respecting the proposed assignee or subtenant including, without limitation, the name, address, nature of business, ownership, financial responsibility and standing of such proposed assignee or subtenant and Landlord shall have twenty (20) business days after receipt of all required information to elect one of the following: (a) consent to such proposed assignment, encumbrance or sublease, or (b) refuse such consent, which refusal shall be on reasonable grounds. In addition, a condition to Landlord's consent to any assignment, sublease or encumbrance of this Lease shall be the delivery to Landlord of a true copy of the fully executed instrument of assignment, transfer or encumbrance and an agreement executed by the assignee, sublessee or other transferee in form and substance satisfactory to Landlord and expressly enforceable by Landlord, whereby the assignee assumes and agrees to be bound by the terms and provisions of this Lease and perform all the obligations of Tenant hereunder with respect to the assigned or subleased portion of the Premises. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease, including Tenant's obligation to pay Base Rent and Additional Rent hereunder. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment of subletting.

        14.02 EXCESS RENTAL. If pursuant to any assignment or sublease, Tenant receives rent, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder, or in the case of the sublease of a portion of the Premises in excess of such Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, and after deducting from such Rent the leasing commissions, tenant improvement costs and other reasonable costs incurred by Tenant in connection with such assignment or sublease, Tenant shall pay to Landlord, as Additional Rent hereunder, seventy-five percent (75%) of the excess of each such payment of rent received by Tenant after its receipt.

        14.03 SCOPE. The prohibition against assigning or subletting contained in this Article XIV shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned, or if the underlying beneficial interest of Tenant is transferred, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the immediately preceding paragraph, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of

Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

        14.04 WAIVER. Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee or failure of Landlord to take action against any assignee or sublease, Tenant hereby agrees that Landlord may, at its option, and upon not less than ten (10) days' notice to Tenant, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

        14.05 CHANGE IN CONTROL. If Tenant is a partnership, a withdrawal of or change in partners, in one or more transfers, owning more than a twenty-five percent (25%) interest in the partnership, shall constitute a voluntary assignment and shall be subject to the provisions of this Article XIV. If the Tenant is a corporation, a transfer of twenty-five percent (25%) or more of the corporation's stock or assets in one or more transfers to a single party and/or its affiliates, or a change in the control of such company pursuant to a merger, consolidation, sale of assets or otherwise, shall be deemed for the purposes hereof to be an assignment of this Lease, and shall be subject to the provisions of this Article XIV.

               Notwithstanding anything in this Article XIV to the contrary, Landlord's consent under Section 14.01, shall not be unreasonably withheld, and the provisions of Section 14.02 relating to division of excess rent between Landlord and Tenant shall not apply to, an assignment of this Lease or sublet of the Premises to a subsidiary, affiliate or parent of Tenant, or to any entity acquiring all or substantially all of the assets or stock of Tenant or with which Tenant shall merge or consolidate (each a "Corporate Successor") provided that the following requirements are met by the Corporate Successor at the time of the assignment, subletting or transfer, as evidenced by audited financial statements completed in accordance with generally accepted accounting principles ("GAAP"): (a) tangible net worth equal to the greater of (i) the tangible net worth of Tenant at the time of execution of this Lease, or (ii) the tangible net worth of Tenant for the year prior to the assignment, subletting or transfer, and (b) the Corporate Successor entity is not currently in default under any lease or equipment rental agreement or is subject to other material contingent liabilities.


         ARTICLE XV: ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION

        15.01 ESTOPPEL CERTIFICATES. Within ten (10) business days after request therefor by Landlord, or if on any sale, assignment or hypothecation by Landlord of Landlord's interest in the Property, the Project and/or the Premises, or any part thereof, an estoppel certificate shall be required from Tenant, Tenant shall deliver, in recordable form, a certificate in the form attached hereto as Exhibit H, or in such other form as requested by Landlord, to any proposed mortgagee or purchaser, and to Landlord, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, and that Tenant has no defenses or offsets outstanding, or stating those claimed by Tenant, and any other information contained in such Exhibit H or reasonably requested by Landlord or such proposed mortgagee or purchaser. Tenant's failure to deliver said statement within said period shall, in any event be conclusive upon Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance and Tenant has no right to offset, counterclaim or deduction against Rent hereunder; and (iii) no more than one period's Base Rent has been paid in advance.

        15.02 ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by Landlord, its successors or assigns, encumbering the Building, or any part thereof or in the event of termination of a ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as Landlord under this Lease; provided, that such purchaser recognizes Tenant's rights under this Lease and agrees not to disturb Tenant's quiet possession of the Premises for so long as Tenant is not in default hereunder.

        15.03 SUBORDINATION. The rights of Tenant hereunder are and shall be, at the election of any mortgagee or the beneficiary of a deed of trust encumbering the Property and or Building, subject and subordinate to the lien of such mortgage or deed of trust, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Property and/or the Building, and to all advances made or hereafter to be made upon the security thereof; provided, however, that notwithstanding such subordination, so long as Tenant is not in default under any of the terms, covenants and conditions of the Lease, neither the Lease nor any of the rights of Tenant hereunder shall be terminated or subject to termination by any trustee's sale, any action to enforce the security, or by any proceeding or action in foreclosure. If requested, Tenant agrees to execute such reasonable documentation as may be required by Landlord or its lender to further effect the provisions of this Article.

        15.04 RECORDING. Tenant covenants and agrees with Landlord that Tenant will shall not record this Lease or any memorandum thereof without Landlord's prior written consent. Notwithstanding the provisions of Section 15.03, in the event that Landlord or its lender requires this Lease or a memorandum thereof to be recorded in priority to any mortgage, deed of trust or other encumbrance which may now or at any time hereafter affect in whole or in part the Building, the Property or the Project, and whether or not any such mortgage, deed of trust or other encumbrance shall affect only the Building, the Property or the Project, or shall be a blanket mortgage, deed of trust or encumbrance affecting other premises as well, the Tenant covenants and agrees with Landlord that the Tenant shall execute promptly upon request from Landlord any certificate, priority agreement or other instrument which may from time to time be requested to give effect thereto.

        15.05 MODIFICATION FOR LENDER. If, in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's right's hereunder.


                           ARTICLE XVI: MISCELLANEOUS

        16.01 NOTICES. All notices required to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, to the appropriate address indicated in Section 1.01 hereof or at such other place or places as either Landlord or Tenant may, from time to time, respectively, designate in a written notice given to the other. Notices shall be deemed sufficiently served upon the earlier of actual receipt or the expiration of three (3) days after the date of mailing thereof.

        16.02 SUCCESSORS BOUND. This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective assignees, subject to the provisions hereof. Whenever in this Lease a reference is made to Landlord, such reference shall be deemed to refer to the person in whom the interest of Landlord shall be vested, and Landlord shall have no obligation hereunder as to any claim arising after the transfer of its interest in the Building. Any successor or assignee of the Tenant who accepts an assignment of the benefit of this Lease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof. Nothing herein contained shall be deemed in any manner to give a right of assignment without the prior written consent of Landlord pursuant to, or otherwise as provided in, Article XIV hereof.

        16.03 WAIVER. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver and said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval shall not be deemed to waive or render unnecessary their consent or approval to or of any subsequent similar acts.

        16.04 SUBDIVISION AND EASEMENTS. Landlord reserves the right to: (a) subdivide the Project and/or Property; (b) alter the boundaries of the Property; and (c) grant easements on the Property and/or Project and dedicate for public use portions thereof; provided, however, that no such grant or dedication shall materially interfere with Tenant's use of the Premises. Tenant hereby consents to such subdivision, boundary revision, and/or grant or dedication of easements and agrees from time to time, at Landlord's request, to execute, acknowledge and deliver to

Landlord, in accordance with Landlord's instructions, any and all reasonable documents, instruments, maps or plats necessary to effectuate Tenant's consent thereto.

        16.05 LANDLORD'S RESERVED RIGHTS IN COMMON AREAS. Landlord reserves the right from time to time, provided that Tenant's use and enjoyment of the Premises is not materially and adversely affected thereby, to: (a) install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduit, wires and appurtenant meters in the Building which are so located or located elsewhere outside the Building; (b) make changes to the Common Areas and/or the parking facilities located thereon, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (c) close temporarily all or any portion of the Common Areas and/or the Building in order to perform any of the foregoing or any of Landlord's obligations under this Lease, so long as reasonable access to the Building remains available during normal business hours; and (d) alter, relocate or expand, and/or to add additional structures and improvements to, or remove same from, all or any portion of the Common Areas or other portions of the Project; provided, that Landlord shall repair any damage to the Premises resulting from the exercise by Landlord of its rights hereunder and provided, further that no such changes shall materially affect the usability of the Premises by Tenant, the visibility of or access to the Premises or reduce available parking provided to the Premises pursuant to Section 1.01.

        16.06 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

        16.07 LIMITATION OF LANDLORD'S LIABILITY. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, members, managers, officers, employees or shareholders of Landlord or its members. Tenant shall look solely to the Property, and the rents and profits therefrom, for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, members, managers, officers, employees or shareholders of Landlord or its members or any of their personal assets for such satisfaction.

        16.08  TIME.  Time is of the essence of every provision hereto.

        16.09  INTENTIONALLY DELETED.

        16.10 ATTORNEYS' FEES. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease or in the event suit is brought for the recovery of any Rent due under this Lease or the breach of any covenant or condition of this Lease, or for the restitution of the Premises to Landlord and/or eviction of Tenant during the Term of this Lease, or after the expiration thereof, the prevailing party will be entitled to a reasonable sum for attorneys' fees, witness fees and other court costs, both at trial and on appeal.

        16.11 CAPTIONS AND ARTICLE NUMBERS. The captions, article and section numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent or such sections or articles of this Lease nor in any way affect this Lease.

        16.12 SEVERABILITY. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        16.13 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, and the exact amount of the costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises. Therefore, in the event Tenant shall fail to pay any installment of Rent or other sum due hereunder when due, Tenant shall pay to Landlord as Additional Rent a late charge equal to ten percent (10%) of each installment or the sum of $25.00 per month, whichever is greater. The Tenant will pay a $20.00 charge to the Landlord for each returned check. In the event Landlord pays any sum or expense on behalf of Tenant which Tenant is obligated to pay hereunder, or in the event Landlord expends any other sum or incurs any expense, or Tenant fails to pay any sum due hereunder, Landlord shall be entitled to receive interest upon such sum(s) at the rate of eighteen percent (18%) per annum until paid.

        16.14 APPLICABLE LAW. This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the state in which the Building is located.

        16.15 SUBMISSION OF LEASE. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of or option for leasing the Premises. This document shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.

        16.16 HOLDING OVER. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease without Landlord's prior written consent, such holding over shall constitute and be construed as tenancy at sufferance only, at a monthly rent equal to one hundred fifty percent (150%) of the Base Rent owed during the final month of the Term of this Lease and otherwise upon the terms and conditions in the Lease, so far as applicable. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease with Landlord's prior written consent, such holding over shall constitute and be construed as a tenancy from month to month only, at a monthly rent equal to one hundred and fifty percent (150%) of fair market monthly rent as agreed by Landlord and Tenant and otherwise upon the terms and conditions of this Lease, so far as applicable. The acceptance by Landlord of Rent after such expiration or early termination shall not result in a renewal or extension of this Lease. The foregoing provisions of this Section 16.16 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises on the expiration of this Lease and/or to remove all Tenant's fixture and/or personal property pursuant to
Section 9.01 hereof, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability, including without limitation, any claim made by any succeeding tenant resulting from such failure to surrender by Tenant and any attorneys' fees and costs incurred by Landlord with respect to any such claim.

        16.17 RULES AND REGULATIONS. At all times during the Term, Tenant shall comply with Rules and Regulations for the Building and the Project, as set forth in Exhibit I attached hereto, together with such amendments thereto as Landlord may from time to time reasonably adopt and enforce in a non-discriminatory fashion.

        16.18 PARKING. Tenant shall be entitled to the number of vehicle parking spaces designated in Section 1.01 hereof for the non-exclusive use of Tenant, its employees, visitors and customers. Parking spaces shall be available for the common use of the tenants, subtenants and invitees of the Project on a non-exclusive basis, subject to any reasonable restrictions from time to time imposed by Landlord. Tenant shall not use or permit its officers, employees or invitees to use any spaces which have been specifically reserved by Landlord to other tenants or for such other uses as have been designated by appropriate governmental entities as being restricted to certain uses. Tenant shall at all times comply and cause its officers, employees and invitees to comply with any parking Rules and Regulations as Landlord may from time to time reasonably adopt. Vehicles may not be parked overnight or inside the Building at any time, except for forklifts and other vehicles that are intended to be used inside the Building.

        16.19 NO NUISANCE. Tenant shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disrupt any other tenant or Landlord in its operation of the Building or Project.

        16.20 BROKER. Each of Tenant and Landlord warrant that it has had no discussions, negotiations and/or other dealings with any real estate broker or agent in connection with the negotiation of this Lease and that it knows of no real estate broker or agent who is or may be entitled to any commission or finder's fee in connection with this Lease, except for the leasing agent named in Section 1.01 of this Lease. Each of Tenant and Landlord agrees to indemnify the other and hold the other harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of such party's discussions, negotiations and/or dealings with any real estate broker or agent. This Section 16.20 is not intended to benefit any third parties and shall not be deemed to give any rights to brokers or finders. No commission(s) or finders fee(s) shall be paid to Tenant, employee(s) of Tenant or any unlicensed representative of Tenant.

        16.21 AGENCY DISCLOSURE. At the signing of this Lease, the Leasing Agents/Brokers identified in Section 1.01 represented the party noted therein. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to him/her in this transaction (as required by WAC 308-124D-040).

        16.22 LANDLORD'S RIGHT TO PERFORM. Upon Tenant's failure to perform any obligation of Tenant hereunder after notice from Landlord pursuant to Section
13.01 above, including without limitation, payment of Tenant's insurance premiums, charges of contractors who have supplied materials or labor to the Premises, etc., Landlord shall have the right to perform such obligation of Tenant on behalf of Tenant and/or to make payment on behalf of Tenant to such parties. Tenant shall reimburse Landlord the reasonable cost of Landlord's performing such obligation on Tenant's behalf, including reimbursement of any amounts that may be expended by Landlord, plus interest at the Default Rate, as Additional Rent.

        16.23 ASSIGNMENT BY LANDLORD. In the event of a sale, conveyance, or other transfer by Landlord of the Building, the Property or the Project or in the event of an assignment of this Lease by Landlord, the same shall operate to release Landlord from any further liability upon any of the covenants or conditions, express or implied, herein contained on the part of Landlord, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising out of this Lease from and after the effective date of said release. In such event, Tenant agrees to look solely to the successor in interest of transferor. If any Security Deposit is given by Tenant to secure performance of Tenant's covenants hereunder, Landlord may transfer such Security Deposit to any purchaser and thereupon Landlord shall be discharged from any further liability in reference thereto, provided, however, that except in the case of a foreclosure of the mortgage or deed of trust recorded against the property, or any part thereof, or in the case of a deed in lieu of such foreclosure, Landlord shall obtain from any purchaser of its interest in the Building a written assumption of Landlord's obligations under this Lease arising and relating to a period after the date of such purchase or deed in lieu of foreclosure, including the Security Deposit and LC.

        16.24 NAME OF BUILDING. In the event Landlord chooses to change the name of the Building, Tenant agrees that such change shall not affect in any way its obligations under this Lease, and that, except for the name change, all terms and conditions of this Lease shall remain in full force and effect. Tenant agrees further that such name change shall not require a formal amendment to this Lease, but shall be effective upon Tenant's receipt of written notification from Landlord of said change.

        16.25 FINANCIAL STATEMENTS. Within ninety (90) days after the end of each of Tenant's fiscal years during the Lease Term, the Tenant shall deliver to the Landlord a copy of the Tenant's financial statement for the fiscal year just ended, and a financial statement of any guarantor of Tenant's obligations under this Lease for such guarantor's last fiscal year, which financial statement or statements shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified as correct by the Tenant's independent certified public accountant or by the Chief Financial Officer of the Tenant and the guarantor's financial statement shall be certified as correct by the guarantor's independent certified public accountant or by the Chief Financial Officer of the guarantor, if any, and if none, by the guarantor.

16.26   CREDIT ENHANCEMENT; LETTER OF CREDIT.

      (a) GENERAL. Tenant acknowledges that Landlord would not lease the Premises to Tenant but for, and without receipt by Landlord of, an irrevocable, standby letter of credit (the "Letter of Credit") in the amount of $270,000 from a national financial institution reasonably acceptable to Landlord ("Issuing Bank" or "Bank") and such renewals, replacements, and supplements thereof, in such form and content as are acceptable to the Landlord in Landlord's sole discretion. The Letter of Credit shall be in the form and content as set forth in the copy thereof attached hereto, and made a part hereof, as "Exhibit J". The Letter of Credit shall be (i) unconditional and irrevocable, (ii) permit partial draws by Landlord at any time upon written notice by Landlord, in the form attached to the Letter of

Credit, that Tenant has failed to pay any sum, or perform any obligation, at the time or in the manner required under the Lease, and (iii) have a term of at least one year, which term shall automatically renew unless the issuing Bank informs Landlord in writing not less than ninety (90) days prior to the expiration date that the issuing Bank will not renew the Letter of Credit in which case the Tenant shall provide a replacement Letter of Credit to Landlord on or before the sixtieth (60th) day prior to the expiration date. Any replacement or substitute Letter of Credit shall meet all of the terms and conditions set out herein for the initial Letter of Credit. Landlord has the right and authority to draw upon the Letter Credit upon compliance with the terms of the Letter of Credit including delivering to the Issuing Bank the documents and statement(s) as set forth in Exhibit J, including one of the following statements:

               A. THE UNDERSIGNED, BEING A DULY AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY/TRANSFEREE HEREBY CERTIFIES THAT (i) EDEN BIOSCIENCE CORPORATION HAS FAILED TO PAY A SUM OF MONEY AT THE TIME THE SAME WAS DUE UNDER ONE OR MORE OF THE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED MAY 14, 2001, THAT EXISTS BETWEEN EDEN BIOSCIENCE CORPORATION, AS TENANT AND ______________________________ (INSERT BENEFICIARY/TRANSFEREE), AS
        LANDLORD (THE "LEASE"); AND/OR (ii) EDEN BIOSCIENCE CORPORATION, AS TENANT HAS FAILED TO PERFORM SOME NON-MONETARY OBLIGATION OF THE APPLICANT UNDER ONE OR MORE OF THE TERMS OF THE LEASE; AND (iii) THE LANDLORD HAS GIVEN TENANT WRITTEN NOTICE TO CURE SUCH NON-MONETARY FAILURE PURSUANT TO THE TERMS OF THE LEASE, IF ANY SUCH NOTICE IS REQUIRED, AND TENANT HAS FAILED, FOR ANY REASON, TO CURE SUCH FAILURE WITHIN THE INITIAL CURE PERIOD (WITHOUT EXTENSION) CALLED FOR IN THE LEASE FOR SUCH FAILURE; AND (iv) WITH RESPECT TO A FAILURE UNDER SUBSECTIONS 2(A)(i) OR (ii) ABOVE, THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE THE LANDLORD TO NOW DRAW DOWN ON THE LETTER OF CREDIT

        OR

               B. THE UNDERSIGNED, BEING A DULY AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY/TRANSFEREE, HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF IMPERIAL BANK'S ELECTION NOT TO EXTEND THEIR LETTER OF CREDIT NO. [INSERT L/C NO.] AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT OR ANY OTHER FINANCIAL ASSURANCE SATISFACTORY TO US WITHIN AT LEAST SIXTY (60) DAYS PRIOR TO THE PRESENT EXPIRATION DATE.

The Tenant agrees that in the event of a Tenant's failure as set forth in Landlord's statement described in subsection A or B above, such failure shall give the Landlord the right and authority to draw upon the Letter of Credit. Draws may be made upon the Letter of Credit for the payment of any Base Rent, Additional Rent or any other sum due and any and all other amounts to which Landlord may be entitled under this Lease, including without limitation Landlord's remedies pursuant to Article XIII and to otherwise pay for the actual damages suffered by Landlord by reason of such failure. In addition, in the event the Landlord terminates the Lease by reason of such failure, the Landlord shall have the right and authority to draw upon the Letter of Credit for a liquidated amount of damages equal to the sum of the following: (A) the then unamortized costs incurred by Landlord to construct the improvements and install the Tenant improvements required to be constructed or installed by Landlord under this Lease; plus (B) lost rent for the period reasonably expected to take to re-let the entire Premises, which period shall be the lesser of six (6) months or the then unexpired term of the Lease if less than six (6) months; plus
(D) the Landlord's reasonable attorneys' fees and costs in terminating the Lease; plus (E) all other past due amounts then owed by Tenant to Landlord, plus all interest and late charges due thereon, if any. Notwithstanding the preceding sentence, in the event the Letter of Credit has been reduced to $0.00 pursuant to the terms of this Lease, or is not sufficient to pay the entire amount of liquidated damages set forth above, then the Landlord shall have the right to either (1) draw upon the Letter of Credit to the extent thereof, apply the Security Deposit, if any, to the payment of the liquidated damages amount and sue Tenant for the balance of such letter of credit; or (2) sue for the Landlord's actual damages, in which case the Landlord shall have the right to draw upon the full amount of the Letter of Credit and the Security Deposit, all of which funds shall be held by Landlord and shall be applied in partial payment of the Landlord's damages. The Landlord and Tenant agree that the damages which Landlord will suffer in the event the Lease is terminated are difficult to determine with certainty and the foregoing liquidated damage amount is a reasonable estimate of the damages which the Landlord may incur in the event of such termination.

        (b) RESTORE LETTER OF CREDIT AFTER COMPLETE OR PARTIAL DRAW. Upon any draw upon the Letter of Credit by Landlord, Tenant shall, within seven (7) days of such partial draw, without the need for a demand by Landlord, restore the Letter of Credit to its amount required for the year in which the failure occurred.

        (c) RETURN OF UNUSED PORTION OF DRAW AGAINST LETTER OF CREDIT. If Landlord draws against the Letter of Credit, then the Landlord shall pay Tenant the remaining unused balance of such draw, if any, without any liability for interest thereon, not later than ninety (90) days after the expiration or prior termination of the Lease Term, if and only if Tenant has fully performed all of its obligations under the terms of the Lease and so long as Tenant is not in default under the Lease or so long as at the expiration date no event, act or omission has occurred which through the giving of notice, or the passage of the applicable cure period without cure, or both, would ripen into a default.

        (d) NOT A SECURITY DEPOSIT OR AN ADVANCE RENTAL DEPOSIT. It is expressly understood and agreed that the Letters of Credit is not a security deposit or an advanced rental deposit nor a measure of Landlord's damages in case of Tenant's default.

        (e) TRANSFER OF BUILDING, PROPERTY OR PROJECT. In the event of a bona fide sale of the Building, Property or Project, upon the request of the transferee thereof, Tenant shall cause to be issued to the transferee a replacement letter of credit (on the same terms and conditions provided above) so that the Letter of Credit given hereunder shall at all times be payable to the Landlord under this Lease. It is agreed that this provision shall apply to every transfer or assignment made of this Lease made by the then Landlord hereunder.

        (f) REENTRY BY LANDLORD. It is expressly understood that the reentry of the Premises by Landlord after an event of default on the part of Tenant prior to the expiration of the term of the Letter of Credit shall not be deemed a termination of this Lease so as to entitle Tenant to revoke the Letter of Credit, and the Letter of Credit shall be retained and remain in the possession of Landlord. Actions by Landlord against Tenant for breach of this Lease shall in no way be limited or restricted by the amount of the Letter of Credit and resort to such Letter of Credit shall not waive any other rights or constitute an election of remedies which Landlord may have.

        16.27 ENTIRE AGREEMENT. This Lease sets forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Building and the Project, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between Landlord and Tenant other than as are herein set forth. No subsequent alteration, amendment, change or addition to the Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

        16.28 QUIET ENJOYMENT. Subject to the provisions of this Lease and conditioned upon the performance of all of the provisions to be performed by Tenant hereunder, Landlord shall secure to Tenant during the Term hereof the quiet and peaceful possession of the Premises and all rights and privileges appertaining thereto.

        16.29 CONSENTS. Whenever the approval or consent of Landlord or Tenant is required under the terms of this Lease, such consent shall not be unreasonably withheld or delayed.

        16.30 TERMINATION OF CURRENT LEASE: The current Lease dated November 4, 1996 between Eden Bioscience Corporation and North Creek Associates will hereby terminate effective December 31, 2001 and be of no further force and effect.

        16.31 EXHIBITS. Exhibits A, B, C, H, I and J are attached to this Lease after the signatures and by this reference incorporated herein.

        IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.


"Landlord"                                   "Tenant"

S/I NORTH CREEK I, LLC,                      EDEN BIOSCIENCE CORPORATION, INC.,
a Washington limited liability               a Washington Corporation
company




By:     /s/   DAN IVANOFF                    By:  /s/   BRAD POWELL
        -----------------------------------       -----------------
        Dan Ivanoff                               Brad Powell
Its:    Principal and Managing Member             Its: Chief Financial Officer

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

               I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this _________ day of ________________, 2001, before me personally appeared Brad Powell, to me known to be the Chief Financial Officer, Eden Bioscience Corporation, a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

               WITNESS my hand and official seal hereto affixed the day and year first above written.


                                    ___________________________________________
                                    Notary Public in and for the State of
                                    _____________________,
                                    residing at _______________________________

                                    My commission expires: ____________________

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

               I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

               On this ____ day of ________________, 2001, before me personally appeared DAN IVANOFF, to me known to be the Principal and Managing Member of S/I NORTH CREEK I, LLC, the company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

               WITNESS my hand and official seal hereto affixed the day and year first above written.


                            ___________________________________________________
                            Notary Public in and for the State of Washington, residing at________________________________________

                            My commission expires:_____________________________

                                    EXHIBIT A

                         LEGAL DESCRIPTION AND SITE PLAN



                         (Legal description and diagram)


                                    EXHIBIT B

                                   FLOOR PLAN



                                    (Diagram)

                                    EXHIBIT C

                              WORK LETTER AGREEMENT


        THIS WORK LETTER AGREEMENT is entered into as of this ________ day of May 2001, by and between S/I North Creek I, LLC (Landlord), and Eden Bioscience Corporation, (Tenant).

                                    RECITALS


A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in the Lease.

B. In connection with the tender and improvement of the Premises, and in consideration of the mutual covenants contained in the Lease, Landlord and Tenant hereby agree as follows:

      The Landlord will provide an allowance of $71,600.00 for improvements to the space. Tenant will have six (6) months from the Commencement Date to utilize the allowance. All electrical improvements recently completed and paid for by Tenant will qualify for this allowance. All improvements that exceed this allowance shall be the responsibility of the Tenant. Tenant shall provide all improvements to the Premises and get Landlord's written approval for the improvements prior to proceeding with any work. All work shall be done by a Landlord-approved contractor, with appropriate City of Bothell and State of Washington permits. No work shall be done until Landlord receives and approves all paperwork required, including copies of permits, plans and specifications, list of contractors and current insurance certificates for all contractors, as well as for the Tenant.

      Landlord will provide space planning as part of the Tenant improvement allowance. Should the Tenant wish to use their own space planner, the Landlord may engage its space planner to approve the Tenant's drawing, and/or assist with the permit process. Costs incurred in connection with this work will be part of the Tenant improvement allowance. The Landlord will provide a list of contractors that Tenant will be required to use to complete the Tenant Improvements.

      Landlord will pay its contribution to the improvements within thirty days of receiving from the Tenant copies of all paid invoices, unconditional lien releases from all general contractors and subcontractors providing work, materials or labor with respect to improvements constructed by Tenant, and signed off permits with all appropriate approvals.

C. Any improvements in addition to those specified above will be at the Tenant's expense, with Landlord's prior approval.


IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first written above.

LANDLORD                                    TENANT

S/I NORTH CREEK, I, LLC                     EDEN BIOSCIENCE CORPORATION


By:______________________                   By:________________________________

Its:______________________                  Its:________________________________

                                    EXHIBIT H

                              ESTOPPEL CERTIFICATE

_____________________________

_____________________________

_____________________________


      Re: Lease dated __________, 2001 ("Lease") by and between S/I NORTH CREEK I, LLC ("Landlord"), and ________________________ ("Tenant")

Gentlemen:

        Reference is made to the above-described Lease in which the undersigned is the Tenant. We understand that you are accepting an assignment of Landlord's rights under the Lease as _________________________________, and we hereby, as a material inducement for you to consummate the transaction, represent that:

      1. There are no modifications amendments, supplements, arrangements, side letters or understandings, oral or written, of any sort, modifying, amending, altering, supplementing or changing the terms of the Lease, except for those attached to this Certificate.

      2. The Lease is in full force and effect, and the Lease has been duly executed and delivered by, and is a binding obligation of, the Tenant as set forth therein.

      3. The undersigned acknowledges (a) that rent on the Lease has been paid up to and including _____________, 20_____, (b) that monthly rent during the _________________ (_______) years of the term of the Lease is $______________
per month, and (c) that rent has not been paid for any period after____________, 20____ and shall not, except for any Prepaid Rent as specified in the Lease, be paid for a period in excess of one (1) month in advance.

      4. To the current knowledge of the undersigned, the improvements on the Building are free from defects in design, materials and workmanship and the improvements meet all governmental requirements, including, but not limited to, zoning and environmental requirements.

      5. To the current knowledge of the undersigned, the Lease is not in default, and Landlord has performed the obligations required to be preformed by Landlord under the terms thereof through the date hereof.

      6. The Lease shall be subordinate to a Deed of Trust on the Building and an assignment of Landlord's interest in the Lease given by Landlord to ________________________________; provided, that notwithstanding such subordination, so long as Tenant is not in default under any of the terms, covenants and conditions of this Lease, neither the Lease nor any rights of Tenant thereunder shall be terminated or subject to termination by any trustee's sale, any action to enforce the security, or by any proceeding or action in foreclosure. In the event of a merger of Landlord and Tenant in any manner, the interest of Tenant and Landlord shall not merge.

      7. Tenant agrees not to materially modify, amend, terminate or otherwise change the Lease without ten (10) days' prior written notice to you.

      8. In the event of a default by Landlord under any of the terms or provisions of the Lease, Tenant shall give you adequate notice and time to cure each default.


Dated: _________________,  2001.

Very truly yours,

"Tenant"

______________________________

______________________________



By:     ____________________
Its:    ____________________

                                    EXHIBIT I

                              RULES AND REGULATIONS

      1. The sidewalks and entrances shall be used only as a means of ingress and egress and shall remain unobstructed at all times. Exterior doors and windows shall not be covered or obstructed on the outside.

      2. Plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no rubbish, newspapers, trash or other substances of any kind shall be thrown into them. Walls, floors and ceiling shall not be defaced in any way and no one shall be permitted to mark, drive nails, screws or drill into, paint, or in any way mar any Building surface, except that pictures, certificates, licenses and similar items normally used in Tenant's business may be carefully attached to the walls by Tenant in a manner to be prescribed by Landlord. Upon removal of such items by Tenant any damage to the walls or other surfaces, except minor nail holes, shall be repaired by Tenant.

      3. Other than Tenant identification signage approved by Landlord, no awning, shade, sign, advertisement or notice shall be inscribed, painted, displayed or affixed on, in or to any window, door or any other part of the outside or inside of the Building or the Building. No window displays or other public displays shall be permitted without the prior written consent of Landlord. No lettering or signs other than the name of Tenant will be permitted on the Building exterior except with the express permission of Landlord.

      4. The cost of any special electrical circuits for items such as copying machines, computers, microwaves, etc. shall be borne by Tenant.

      5. The weight, size and position of all safes and other unusually heavy objects used or placed in the Building shall be prescribed by Landlord and shall, in all cases, stand on metal plates of such size as shall be prescribed by Landlord. The repair of any damage done to the Building or property therein by putting in or taking out or maintaining such safes or other unusually heavy objects shall be paid for by Tenant.

      6. No improper noise, vibrations or odors will be permitted in the Building, nor shall any person be permitted to interfere in any way with Tenants or those having business with them. No person will be permitted to bring or keep within the Building any animal or bird. No person shall throw trash, refuse, cigarettes or other substances of any kind any place within or out of the Building except in the refuse containers provided therefor. It shall be Tenant's responsibility to exclude or expel from the Building any person who, in the judgment of Landlord and/or Tenant, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the rules and regulations of the Building.

      7. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition to its occupancy of the Building.

      8. No deliveries shall be made which impede or interfere with other Tenants or the operation of the Building.

      9. Except as is reasonably necessary for operation of Tenant's business, Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

      10. Tenant shall store all its trash and garbage within its Building or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

      11. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

      12. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Building closed.

      13. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                    EXHIBIT J

                                LETTER OF CREDIT

**PROFORMA WORDING**FOR DISCUSSION ONLY**DATED 010510**PLEASE REVIEW CAREFULLY** The verbiage below are only suggestions. If you agree to utilize such suggestive language it will be your sole decision. As a result of which you agree to hold harmless Imperial Bank from or against all liabilities, including principal, interest, fines, damages, costs and expenses, incurred by or imposed on Imperial Bank in connection with your use of such suggested verbiage.

APPLICANT:
EDEN BIOSCIENCE CORPORATION
11816 NORTH CREEK PARKWAY N.
BOTHELL, WA 98011

BENEFICIARY:
S/I NORTH CREEK I, LLC
C/O SCHNITZER NORTHWEST LLC
720 4TH AVENUE, STE. 103
KIRKLAND, WA 98033

AMOUNT: USD 270,000.00

EXPIRY DATE AND PLACE FOR PRESENTATION OF DOCUMENTS: DECEMBER 31, 2001, EITHER
(A) IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278, OR, AT BENEFICIARY'S ELECTION, (B) IMPERIAL BANK, 5330 CARILLON POINT, KIRKLAND, WA 98033-7356, CREDIT IS AVAILABLE WITH IMPERIAL BANK INTERNATIONAL DIVISION BY PAYMENT OF DRAFT(S) DRAWN AT SIGHT ON EITHER (A) IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., REDONDO BEACH, CA 90278 OR, AT BENEFICIARY'S ELECTION, (B) IMPERIAL BANK, 5330 CARILLON POINT, KIRKLAND, WA 98033-7356.

DOCUMENTS REQUIRED:

1.  THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF ANY.

2. BENEFICIARY'S STATEMENT DATED AND PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE STATING ONE OF THE FOLLOWING:

A.THE UNDERSIGNED, BEING A DULY AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY/TRANSFEREE HEREBY CERTIFIES THAT (i) EDEN BIOSCIENCE CORPORATION HAS FAILED TO PAY A SUM OF MONEY AT THE TIME THE SAME WAS DUE UNDER ONE OR MORE OF THE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED __________, 2001, THAT EXISTS BETWEEN EDEN BIOSCIENCE CORPORATION, AS TENANT AND S/I NORTH CREEK I, LLC , AS LANDLORD (THE "LEASE"); AND/OR (ii) EDEN BIOSCIENCE CORPORATION, AS TENANT HAS FAILED TO PERFORM SOME NON-MONETARY OBLIGATION OF THE APPLICANT UNDER ONE OR MORE OF THE TERMS OF THE LEASE; AND (iii) THE LANDLORD HAS GIVEN TENANT WRITTEN NOTICE TO CURE SUCH FAILURE PURSUANT TO THE TERMS OF THE LEASE, IF ANY SUCH NOTICE IS REQUIRED, AND TENANT HAS FAILED, FOR ANY REASON, TO CURE SUCH FAILURE WITHIN THE INITIAL CURE PERIOD (WITHOUT EXTENSION) CALLED FOR IN THE LEASE FOR SUCH FAILURE; AND (iv) WITH RESPECT TO A FAILURE UNDER SUBSECTIONS 2(A)(i) OR
(ii) ABOVE, THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE THE LANDLORD TO NOW DRAW DOWN ON THE LETTER OF CREDIT

OR

B. THE UNDERSIGNED, BEING A DULY AUTHORIZED REPRESENTATIVE OF THE
BENEFICIARY/TRANSFEREE, HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF IMPERIAL BANK'S ELECTION NOT TO EXTEND THEIR LETTER OF CREDIT NO. [INSERT L/C NO.] AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT OR ANY OTHER FINANCIAL ASSURANCE SATISFACTORY TO US WITHIN AT LEAST SIXTY (60) DAYS PRIOR TO THE PRESENT EXPIRATION DATE.

IN THE EVENT DRAWING DOCUMENTS ARE PRESENTED TO OUR COUNTERS IN 5330 CARILLON POINT, KIRKLAND, WA 98033-7356, THE FOLLOWING STATEMENT IS ALSO REQUIRED:

3. BENEFICIARY'S/TRANSFEREE'S STATEMENT DATED AND PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE CERTIFYING THAT A COMPLETE SET OF COPIES OF DRAWING DOCUMENTS HAS BEEN DEPOSITED FOR COURIER SERVICE OR OVERNIGHT DELIVERY WITH ANY NATIONALLY RECOGNIZED AIR

COURIER SERVICE (I.E. FEDERAL EXPRESS, DHL OR UPS) FOR DISPATCH TO IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278 ATTN: STANDBY LETTER OF CREDIT DEPT. ON OR PRIOR TO THE DATE OF PRESENTATION OF THE ORIGINAL DRAWING DOCUMENTS TO IMPERIAL BANK, 5330 CARILLON POINT, KIRKLAND, WA 98033-7356. IN NO EVENT SHALL RECEIPT OF SUCH SET OF COPIES BY IMPERIAL BANK AT ITS REDONDO BEACH ADDRESS BE A CONDITION PRECEDENT TO BENEFICIARY'S RECEIPT OF THE FUNDS DRAWN. PAYMENT WILL BE EFFECTED UPON EXAMINATION OF DOCUMENTS AT PLACE OF PRESENTATION PROVIDED THEY ARE FOUND TO BE IN STRICT COMPLIANCE WITH ALL TERMS AND CONDITIONS OF THIS LETTER OF CREDIT.

SPECIAL CONDITIONS:

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR PERIODS FROM THE PRESENT EXPIRATION DATE HEREOF OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST NINETY
(90) DAYS PRIOR TO ANY SUCH DATE, WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.

NOTWITHSTANDING THE ABOVE, THE FINAL EXPIRATION DATE SHALL BE DECEMBER 31, 2006.

THIS LETTER OF CREDIT IS TRANSFERABLE SUCCESSIVELY IN WHOLE ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE THAT IS THE SUCCESSOR IN INTEREST TO BENEFICIARY OR IS THE NEW OWNER OF CERTAIN STATED PROPERTY ("TRANSFEREE"), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE IS IN COMPLIANCE WITH THE THEN APPLICABLE LAW AND REGULATIONS. AT THE TIME OF TRANSFER, THE ORIGINAL STANDBY L/C AND AMENDMENTS, IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR TRANSFER FORM AS PER ANNEX "A" ATTACHED HERETO, WHICH FORMS AN INTEGRAL PART OF THIS LETTER OF CREDIT AND PAYMENT OF OUR TRANSFER COMMISSION.

ALL DRAFTS AND DOCUMENTS REQUIRED UNDER THIS LETTER OF CREDIT MUST BE MARKED:
"DRAWN UNDER IMPERIAL BANK LETTER OF CREDIT NO. [INSERT L/C NO.]."

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278 ATTN: STANDBY LETTER OF CREDIT DEPT. OR TO IMPERIAL BANK, 5330 CARILLON POINT, KIRKLAND, WA 98033-7356 ATTN: OFFICE ADMINISTRATOR.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT BE IN ANY WAY MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS"(1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).

WORDING APPROVED BY:  ____________________________________

TRANSFER FORM ANNEX "A" WHICH FORMS AN INTEGRAL PART TO IMPERIAL BANK STANDBY LETTER OF CREDIT NO. [INSERT L/C NO.].

TO: IMPERIAL BANK
        _________________
        _________________                             DATE: __________________

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS ALL RIGHTS UNDER THE ABOVE MENTIONED LETTER OF CREDIT TO:

------------------------------------------------------------------------------
                             (NAME OF TRANSFEREE)

------------------------------------------------------------------------------
                                          (ADDRESS OF TRANSFEREE)
WE HEREBY CERTIFY THAT THE TRANSFEREE IS (CHECK ONE):
___ THE SUCCESSOR IN INTEREST TO THE BENEFICIARY;
___ THE NEW OWNER OF A CERTAIN STATED BUILDING LOCATED AT
------------------------------------------------------------------------------

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN IMPERIAL BANK LETTER OF CREDIT NO. [INSERT L/C NO.] ARE TRANSFERRED IN ITS ENTIRETY TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL LETTER OF CREDIT NO. [INSERT L/C NO.] PLUS ALL ORIGINAL AMENDMENTS, IF ANY, ARE ENCLOSED HERETO AND WE ASK YOU TO ENTER THE TRANSFER ON THE REVERSE SIDE OF THE ORIGINAL LETTER OF CREDIT AND FORWARD IT TOGETHER WITH THE AMENDMENTS, IF ANY, DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

OUR CHECK IN THE AMOUNT OF $___________ COVERING THE TRANSFER FEE IS ENCLOSED HERETO AND WE AGREE TO PAY YOU ON DEMAND ANY EXPENSES WHICH MAY BE INCURRED BY YOU IN CONNECTION WITH THIS TRANSFER.
                                                             VERY TRULY YOURS,
SIGNATURE AUTHENTICATED
______________________________               ________________________________
NAME OF BANK)                                SIGNATURE OF BENEFICIARY
______________________________               BENEFICIARY'S NAME:_____________
(AUTHORIZED SIGNATURE)                       ________________________________